================================================================================


                          WESTERN GAS RESOURCES, INC.



                                  $42,000,000



                               8.02% SENIOR NOTES
                              DUE DECEMBER 1, 2005


                            NOTE PURCHASE AGREEMENT



                         Dated as of November 29, 1995

================================================================================

                                                                   Exhibit 10.52

                                 TABLE OF CONTENTS

                            (Not Part of Agreement)

                                                                            Page
                                                                            ----
AUTHORIZATION OF ISSUE OF NOTES............................................... 1
     1.   Authorization of Issue of Notes..................................... 1

PURCHASE AND SALE OF NOTES.................................................... 1
     2.   Purchase and Sale of Notes.......................................... 1

CONDITIONS PRECEDENT.......................................................... 2
     3.   Conditions of Closing............................................... 2
     3A.  Certain Documents................................................... 2
     3B.  Representations and Warranties; No Default.......................... 2
     3C.  Purchase Permitted by Applicable Laws............................... 3
     3D.  Legal Matters....................................................... 3
     3E.  Proceedings......................................................... 4
     3F.  Amendment of Other Agreements....................................... 4
     3G.  Consent of Lenders.................................................. 4
     3H.  Fees Payable at Closing............................................. 4
     3I.  Private Placement Number............................................ 4
     3J.  Sale of Notes to Other Purchasers................................... 5

PREPAYMENTS................................................................... 5
     4.   Prepayments......................................................... 5
     4A.  Optional Prepayment With Yield-Maintenance Amount................... 5
     4B.  Notice of Optional Prepayment....................................... 5
     4C.  Application of Prepayments.......................................... 5
     4D.  Retirement of Notes................................................. 5

AFFIRMATIVE COVENANTS......................................................... 6
     5.   Affirmative Covenants............................................... 6
     5A.  Financial Statements................................................ 6
     5B.  Inspection of Property.............................................. 8
     5C.  Covenant to Secure Notes Equally.................................... 8
     5D.  Agreement Assuming Liability on Notes............................... 9
     5E.  Notice of Material Events........................................... 9
     5F.  Maintenance of Properties...........................................10
     5G.  Maintenance of Existence and Qualifications.........................10
     5H.  Insurance...........................................................10

     5I.  Compliance with Agreements and Law..................................10
     5J.  Compliance with Environmental Laws..................................10
     5K.  Information Required by Rule 144A...................................11
     5L.  ERISA...............................................................11
     5M.  Guaranties..........................................................11

NEGATIVE COVENANTS............................................................12

     6.   Negative Covenants..................................................12
     6A.  Financial Covenants.................................................12
          6A(1)     Consolidated Tangible Net Worth...........................12
          6A(2)     Current Ratio.............................................12
          6A(3)     Debt Maintenance..........................................12
          6A(4)     Fixed Charge Coverage Ratio...............................12
     6B.  Dividend Limitation.................................................13
     6C.  Lien, Debt, and Other Restrictions..................................13
          6C(1)     Liens.....................................................13
          6C(2)     Debt......................................................14
          6C(3)     Limitation on Investments and New Businesses..............15
          6C(4)     Sale of Stock and Debt of Subsidiaries....................15
          6C(5)     Merger and Sale of Assets.................................16
          6C(6)     Lease Rentals.............................................17
          6C(7)     Limitation on Credit Extensions...........................17
          6C(8)     Contracts; Take-or-Pay Agreements.........................18
          6C(9)     Sale or Discount of Receivables...........................18
          6C(10)    Guaranties................................................18
          6C(11)    Transactions With Affiliates..............................19
          6C(12)    Panhandle Joint Venture Debt..............................19
     6D.  Issuance of Stock by Subsidiaries...................................19
     6E.  Other Agreements....................................................20

EVENTS OF DEFAULT.............................................................20
     7A.  Acceleration........................................................20
     7B.  Rescission of Acceleration..........................................23
     7C.  Notice of Acceleration or Rescission................................24
     7D.  Other Remedies......................................................24

REPRESENTATIONS, COVENANTS AND WARRANTIES.....................................24
     8.   Representations, Covenants and Warranties...........................24
     8A.  Organization........................................................24
     8B.  Financial Statements................................................24
     8C.  Actions Pending.....................................................25
     8D.  Outstanding Debt....................................................25
     8E.  Environmental Compliance............................................25

     8F.  Taxes...............................................................26
     8G.  Conflicting Agreements and Other Matters............................26
     8H.  Offering of Notes...................................................26
     8I.  Regulation G, etc...................................................26
     8J.  ERISA...............................................................27
     8K.  Governmental Consent................................................27
     8L.  Title to Properties.................................................28
     8M.  Disclosure..........................................................28
     8N.  Delivery of Other Agreements........................................28
     8O.  Public Utility Holding Company Act; Federal Power Act...............28
     8P.  Investment Company Act..............................................29
     8Q.  Rank of Notes.......................................................29

REPRESENTATIONS OF THE PURCHASERS.............................................29
     9.   Representations of the Purchasers...................................29
     9A.  Nature of Purchase..................................................29
     9B.  Source of Funds.....................................................29

DEFINITIONS...................................................................30
     10.  Definitions.........................................................30
     10A. Yield-Maintenance Terms.............................................30
     10B. Other Terms.........................................................31
     10C. Accounting Terms and Determinations.................................40

MISCELLANEOUS.................................................................40
     11A. Note Payments.......................................................40
     11B. Expenses............................................................41
     11C. Consent to Amendments...............................................42
     11D  Solicitation of Noteholders.........................................43
     11E. Form, Registration, Transfer and Exchange of Notes; Lost Notes......43
     11F. Persons Deemed Owners; Participations...............................44
     11G. Survival of Representations and Warranties; Entire Agreement........44
     11H. Successors and Assigns..............................................44
     11I. Disclosure to Other Persons; Confidentiality........................45
     11J. Notices.............................................................45
     11K. Payments Due on Non-Business Days...................................45
     11L. Satisfaction Requirement............................................46
     11M. GOVERNING LAW.......................................................46
     11N. Limitation on Interest..............................................46
     11O. Severability........................................................46
     11P. Descriptive Headings................................................46
     11Q. Counterparts........................................................46
     11R. Binding Agreement...................................................46

PURCHASER SCHEDULE
SCHEDULE 6C(2)  EXISTING DEBT
SCHEDULE 6C(8) EXISTING COUNTERPARTIES
SCHEDULE 8A  SUBSIDIARIES
EXHIBIT A FORM OF NOTE
EXHIBIT B FORM OF OPINION OF COMPANY'S COUNSEL
EXHIBIT C LIST OF AGREEMENTS RESTRICTING DEBT
EXHIBIT D FORM OF CONFIDENTIALITY LETTER
EXHIBIT E FORM OF GUARANTY
EXHIBIT F FORM OF INTERCREDITOR AGREEMENT
EXHIBIT G FORM OF ANNUAL CASH FLOW PROJECTION

                          WESTERN GAS RESOURCES, INC.
                             12200 N. Pecos Street
                                Denver, CO 80234



                                                         As of November 29, 1995


To Each of the Purchasers Identified
on the Signature Pages of this Agreement


                               8.02% SENIOR NOTES

Ladies and Gentlemen:

          The undersigned, Western Gas Resources, Inc. (the "COMPANY"), hereby agrees with each Purchaser as follows:

PARAGRAPH
1.   AUTHORIZATION OF ISSUE OF NOTES.

          1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes (the "NOTES") in the aggregate principal amount of $42,000,000, to be dated the date of issue thereof, to mature December 1, 2005, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 8.02% per annum and on overdue payments at the rate specified therein, and to be substantially in the form of EXHIBIT A attached hereto. The term "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS SPECIFIED IN PARAGRAPH 10.

PARAGRAPH 2.    PURCHASE AND SALE OF NOTES.

          2. PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser severally agrees to purchase from the Company, the aggregate principal amount of Notes set forth opposite such Purchaser's name in the PURCHASER SCHEDULE attached hereto at 100% of such aggregate principal amount. The Company will deliver to each Purchaser, at the offices of Baker & Botts, L.L.P., 2001 Ross Avenue, Suite 800, Dallas, Texas 75201, one or more Notes registered in such Purchaser's name or (if so specified) in the name of such Purchaser's nominee, evidencing the aggregate principal amount of the Notes to be purchased by such Purchaser and in the denomination or denominations specified with respect to such Purchaser's in the PURCHASER SCHEDULE attached hereto, against payment of the purchase price thereof by wire transfer of immediately available funds for credit to the Company's account #0180352922 at NationsBank of Texas, N.A., ABA No. 1110-0002-5, 901 Main Street, Dallas, Texas 75202, on the date of closing, which shall be December 1, 1995 (the "CLOSING" or the "DATE OF CLOSING").

PARAGRAPH 3.    CONDITIONS PRECEDENT.

          3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Notes to be purchased by such Purchaser hereunder is subject to the satisfaction, on or before the Date of Closing, of the following conditions:

          3A. CERTAIN DOCUMENTS. Each Purchaser shall have received the following, each dated the Date of Closing unless otherwise indicated:

                (i)       The Notes to be purchased by such Purchaser;

                (ii) A certificate of the Secretary or Assistant Secretary of each of the Company and each Guarantor certifying (a) the resolutions of the Board of Directors of each of the Company and the Guarantors approving this Agreement, the Notes and the Guaranties, respectively, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and the Guaranties, and (b) the names and true signatures of the officers of the Company and the Guarantors authorized to sign this Agreement, the Notes and the Guaranties, respectively, and the other documents to be delivered hereunder;

                (iii) Certified copies of the Certificate of Incorporation and bylaws of each of the Company and each Guarantor;

                (iv) A favorable opinion of John C. Walter, General Counsel of the Company, reasonably satisfactory to such Purchaser and substantially in the form of EXHIBIT B attached hereto and as to such other matters as such Purchaser may reasonably request. The Company hereby directs such counsel to deliver such opinion, and understands and agrees that each Purchaser receiving such opinion will and is hereby authorized to rely on such opinion;

                (v) A certified copy of the NationsBank Agreement and all amendments, modifications, consents or waivers with respect thereto;

                (vi) A certified copy of the Master Shelf Agreement and all amendments, modifications, consents or waivers with respect thereto;

                (vii) A certified copy of the 1993 Note Purchase Agreement and all amendments, modifications, consents or waivers with respect thereto;

                (viii) A certified copy of the Receivables Purchase Agreement and all amendments, modifications, consents or waivers with respect thereto;

                (ix) A certified copy of each guaranty or security agreement guaranteeing or securing the obligations of the Company under the NationsBank Agreement, the Master Shelf Agreement, the 1993 Note Purchase Agreement or the Receivables Purchase Agreement and all amendments, modifications, consents or waivers with respect thereto;

                (x) A copy of each Guaranty dated the date of issue thereof, duly executed by each Guarantor;

                (xi) A copy of the Intercreditor Agreement dated the date of issue thereof, duly executed by each Person that is the beneficiary of an Existing Guaranty; and

                (xii) A letter from NationsBanc Capital Markets, Inc., in form, scope and substance satisfactory to such Purchaser, regarding the limited nature of the offering of the Notes.

          3B. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The representations and warranties contained in paragraph 8 and in each Guaranty shall be true on and as of the Date of Closing; there shall exist on the Date of Closing no Event of Default or Default and no Default or Event of Default would result from the issuance of the Notes on the Date of Closing; and the Company and each Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the Date of Closing, to both such effects.

          3C. PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Notes to be purchased by such Purchaser on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation G, T or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may reasonably request to establish compliance with this condition.

          3D. LEGAL MATTERS. Counsel to such Purchaser, including any special counsel retained in connection with the purchase and sale of the Notes, shall be satisfied as to all legal matters relating to such purchase and sale, and such Purchaser shall have received from such counsel favorable opinions as to such legal matters as such Purchaser may reasonably request.

          3E. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser may reasonably request.

          3F. AMENDMENT OF OTHER AGREEMENTS.  Neither the NationsBank
Agreement, the Master Shelf Agreement, the 1993 Note Purchase Agreement nor the Receivables Purchase Agreement shall require (or if so required, such conditions shall simultaneously terminate) (i) the grant of a Lien on any property of the Company or any Subsidiary (other than (a) Liens permitted by clauses (vi) and (vii) of paragraph 6C(1) and (b) in the case of the Receivables Purchase Agreement, Liens on the Pledged Accounts Receivable (subject to the proviso set forth in the definition of "Permitted Securitization Program")) or (ii) the delivery of any security agreement or the guaranty or agreement to provide guaranties of the obligations of the Company under such agreements other than
(a) any Existing Guaranty which is subject to the Intercreditor Agreement and for which such Purchaser shall have received a Guaranty from the same Guarantor and (b) any other guaranty or agreement to provide guaranties of the obligations of the Company under such agreements delivered after the Closing Date which becomes subject to the Intercreditor Agreement (as the same may hereafter be amended or otherwise modified) and for which such Purchaser shall have received a Guaranty pursuant to paragraph 5M from the same Guarantor. In addition, such agreements shall not require that any lender or purchaser party thereto, or an agent or representative thereof, be named as beneficiary or loss payee on any insurance policy and all insurance policies of the Company and its Subsidiaries shall not name any such lender or agent as beneficiary or loss payee.

          3G. CONSENT OF LENDERS. The Company shall have received any consents required in connection with the execution, delivery and performance of this Agreement, the Notes and the Guaranties by the NationsBank Agreement, the Master Shelf Agreement, the 1993 Note Purchase Agreement or the Receivables Purchase Agreement and shall have delivered to such Purchaser a copy thereof and a copy of any amendment thereto (which must be satisfactory to such Purchaser) that is entered into in connection with the transactions contemplated hereby.

          3H. FEES PAYABLE AT CLOSING. Without limiting the generality of paragraph 11B, the Company shall have paid on or before the Date of Closing the fees, charges and disbursements of such Purchaser's special counsel referred to in paragraph 3D to the extent reflected in a statement of such counsel rendered to the Company at least three Business Days prior to the Closing.

          3I. PRIVATE PLACEMENT NUMBER. The Company shall have obtained or caused to be obtained a private placement number for the Notes from the CUSIP Service Bureau of Standard & Poor's Corporation and such Purchaser shall have been informed of such private placement numbers.

          3J. SALE OF NOTES TO OTHER PURCHASERS. The Company shall have sold to the other Purchasers the Note(s) to be purchased by them at the Closing and shall have received payment in full therefor.

PARAGRAPH 4.    PREPAYMENTS.

          4. PREPAYMENTS. The Notes shall be subject to prepayment only with respect to the optional prepayments permitted by paragraph 4A.

          4A. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes shall be subject to prepayment on any Business Day on or after 90 days from the date of issuance thereof, in whole at any time or from time to time in part (in multiples of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each such Note.

          4B. NOTICE OF OPTIONAL PREPAYMENT. The Company shall give the holder of each Note to be prepaid pursuant to paragraph 4A irrevocable written notice of such prepayment not less than 30 days, and not more than 60 days, prior to the prepayment date (which shall be a Business Day), specifying such prepayment date, specifying the aggregate principal amount of the Notes to be prepaid on such date, identifying each Note held by such holder, and the principal amount of each such Note, to be prepaid on such date, providing an estimate (utilizing a Reinvestment Yield calculated as if the date of such notice were the Settlement Date) of the Yield-Maintenance Amount, if any, to become due on such prepayment date and the calculation of such estimate, and stating that such prepayment is to be made pursuant to paragraph 4A. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, herein provided, shall become due and payable on such prepayment date and, on the Business Day next preceding such prepayment date, the Company shall transmit by facsimile and by overnight courier to the holder of each Note to be so prepaid the calculation of the Yield-Maintenance Amount, if any, to be due on such prepayment date.

          4C. APPLICATION OF PREPAYMENTS. In the case of each partial prepayment pursuant to paragraph 4A of all outstanding Notes, the principal amount to be prepaid shall be allocated to all Notes at the time outstanding (including, for the purpose of this paragraph 4C only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by any Subsidiaries or Affiliates of the Company other than by prepayment pursuant to paragraph 4A) in proportion to the respective outstanding principal amounts thereof.

          4D. RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their final maturities (other than by prepayment pursuant to paragraph 4A or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4C.

PARAGRAPH 5.    AFFIRMATIVE COVENANTS.

          5. AFFIRMATIVE COVENANTS. So long as any Note shall remain unpaid, the Company covenants that:

          5A. FINANCIAL STATEMENTS. The Company will deliver to the holder of each Note in duplicate:

                (i) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a consolidating and consolidated statement of operations and statement of cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; PROVIDED, however, that delivery pursuant to clause (iv) below of copies of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated financial statements if such Quarterly Report contains such financial statements;

                (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year, a consolidating and consolidated statement of operations and statement of cash flows of the Company and its Subsidiaries for such year, and a consolidating and consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the Required Holder(s) and, as to the consolidated statements, certified to the Company by independent public accountants of recognized national standing selected by the Company whose certificate shall be in scope and substance reasonably satisfactory to the Required Holder(s) and, as to the consolidating statements, certified by an authorized financial officer of the Company; PROVIDED, however, that delivery pursuant to clause (iv) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the

          Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii) with respect to consolidated financial statements if such Annual Report contains such financial statements;

                (iii) as soon as practicable, and in any event within 105 days after the end of each fiscal year of MIGC, complete consolidated and consolidating (if applicable) financial statements of each of MIGC, MGTC and any other Subsidiary that owns or operates pipelines subject to state or federal rate regulation and has annual revenues in excess of $5,000,000, together with all notes thereto, prepared in reasonable detail in accordance with regulations promulgated by the Federal Energy Regulatory Commission in the case of MIGC and regulations promulgated by the Wyoming Public Service Commission in the case of MGTC, together with an opinion regarding MIGC, based on audits using generally accepted auditing standards, of independent certified public accountants of recognized national standing stating that such consolidated financial statements have been so prepared; such consolidated financial statements shall contain a balance sheet as of the end of such fiscal year and statements of operations and cash flows, and of changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year;

                (iv) promptly upon transmission thereof, copies of all such financial statements, proxy statements, press releases, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                (v) prior to April 30 in each year, a projection of the consolidated cash flows of the Company, its Subsidiaries and the joint ventures in which the Company or its Subsidiaries has an investment for the current fiscal year, in the form of EXHIBIT G attached hereto;

                (vi) as soon as delivered to such Persons, all other reports, statements and notices delivered to (a) the agent, or the other lenders under the NationsBank Agreement or (b) if the NationsBank Agreement is no longer in effect, the lenders under the Company's major bank credit facility; and

                (vii) as soon as practicable after receipt thereof, a copy of each other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company at any time during which the Company is not required to file periodic reports with the Securities and Exchange Commission pursuant to section 13 or 15(d) of the Exchange Act; and

                (viii) with reasonable promptness, such other information as the holder of any Note may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to the holder of each Note an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with the provisions of paragraphs 6A(l), 6A(2), 6A(3), 6A(4), 6B, 6C(l), 6C(2), 6C(3), 6C(4), 6C(5), 6C(6), and 6C(7) and
stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto. Together with each delivery of financial statements required by clause (ii) above, the Company will deliver to the holder of each Note a certificate of such accountants stating that, in making the audit necessary to the certification of such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

          The Company also covenants that forthwith upon the chief executive officer, chief financial officer, Vice President-Finance, Executive Vice President-General Counsel, Treasurer or President of the Company obtaining knowledge of an Event of Default or Default, it will deliver to the holder of each Note an Officer's Certificate specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

          5B. INSPECTION OF PROPERTY. The Company will permit any Person designated by the holder of any Note in writing, at such holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries while accompanied by personnel of the Company or a Subsidiary, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request, PROVIDED, that each Person so designated by any holder to visit and inspect any properties shall, by virtue of such designation, be deemed to have agreed to comply with the Company's on-site safety procedures that are applicable to such properties. If at the time of any such inspection a Default or an Event of Default exists, the Company shall pay all reasonable out of pocket costs incurred by each holder in connection with such inspection.

          5C. COVENANT TO SECURE NOTES EQUALLY. The Company covenants that, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of paragraph 6C(l) (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to paragraph
11C), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured pursuant to such agreements and instruments as shall be approved by the Required Holder(s), and the Company will cause to be delivered to each holder of a Note an opinion of independent counsel to the effect that such agreements and instruments are enforceable in accordance with their terms, and in any such case the Notes shall have the benefit, to the full extent that, and with such priority as, the holders of Notes may be entitled under applicable law, of an equitable Lien on such property or assets securing the Notes. A violation of paragraph 6C(1) will constitute an Event of Default hereunder, whether or not any such provision is made pursuant to this paragraph 5C.

          5D. AGREEMENT ASSUMING LIABILITY ON NOTES. The Company covenants that, if at any time any Person should become liable (as co-obligor, endorser, guarantor or surety), on any other obligation of the Company or any obligation of any Subsidiary (other than (i) obligations incurred in the ordinary course of business evidencing guaranties of gas purchases, transportation fees and construction contracts, (ii) surety bonds, appeal bonds and construction bonds (including bonds necessary for right-of-way condemnation and bonds issuable upon appeals of judgments or in relation to injunctions or temporary restraining orders) incurred in the ordinary course of business, (iii) letter of credit reimbursement obligations with respect to letters of credit issued in the ordinary course of business but not for borrowed money, and (iv) endorsements of negotiable instruments for collection in the ordinary course of business), the Company will, at the same time, cause such Person to deliver to each holder of Notes an agreement as shall be approved by Required Holder(s) pursuant to which such Person becomes similarly liable on the Notes.

          5E. NOTICE OF MATERIAL EVENTS. The Company will promptly notify the holder of each Note of (i) any material adverse change in the Company's business, property or assets, financial condition or results of operations or the Company's consolidated business, property or assets, financial condition or results of operations, (ii) the acceleration of the maturity of any Debt owed by the Company or any of its Subsidiaries or any default by the Company or any of its Subsidiaries under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default would have a material adverse effect upon the Company's consolidated business, property or assets, financial condition or results of operations, (iii) any material adverse claim (or any claim of $5,000,000 or more) asserted against the Company or any of its Subsidiaries or with respect to the Company's or any Subsidiary's properties,
(iv) the occurrence of any Termination Event or of any event or condition known to the Company which might adversely affect the enforceability of this Agreement or any Note and (v) the filing of any suit or proceeding against the Company or any of its Subsidiaries in which an adverse decision could have a material adverse effect upon the Company's or any Subsidiary's business, property or assets, financial condition, or results of operations. Upon the occurrence of any of the foregoing the Company will, and will cause each such Subsidiary to, take all necessary or appropriate steps to remedy promptly any such material adverse change, Default, Event of Default or default, to protect against any such adverse claim, to defend any such suit or proceeding, to remedy any such Termination Event or event affecting enforceability, and to resolve all controversies on account of any of the foregoing.

          5F. MAINTENANCE OF PROPERTIES. The Company will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep all material property used or useful in the conduct of its business in good condition and in compliance with all applicable laws, rules and regulations and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

          5G. MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. The Company will, and will cause each of its Subsidiaries to, maintain and preserve its corporate existence and its rights and franchises in full force and effect and will qualify to do business as a foreign corporation in all states or jurisdictions where required by applicable law, except where the failure so to qualify will not have any material adverse effect on the business, property or assets, financial condition or result of operations of the Company and its Subsidiaries, taken as a whole.

          5H. INSURANCE. The Company will, and will cause each of its Subsidiaries and each of its Affiliates that is controlled by the Company or its Subsidiaries to, maintain insurance with responsible and reputable insurance companies or associations in such amounts covering such risks as is usually carried by companies of similar size as the Company engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary or Affiliate operates.

          5I. COMPLIANCE WITH AGREEMENTS AND LAW. The Company will, and will cause each of its Subsidiaries and each of its Affiliates that is controlled by the Company or its Subsidiaries to, perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. The Company will, and will cause each of its Subsidiaries and each of its Affiliates that is controlled by the Company or its Subsidiaries to, conduct its business and affairs in compliance with all laws, regulations, and orders applicable thereto, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles except where noncompliance would not materially adversely affect the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

          5J. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company will, and will cause each of its Subsidiaries and each of its Affiliates that is controlled by the Company or its Subsidiaries to, comply in a timely fashion with, or operate pursuant to valid waivers of the provisions of, all applicable federal, state and local environmental, or pollution-control laws, regulations, orders and decrees governing, without limitation, the emission of wastewater effluent, solid and hazardous waste and air pollution, and setting forth general environmental conditions together with any other applicable requirements for conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and land and for biological toxicity of the aforesaid, and diligently comply with the applicable regulations (except to the extent such regulations are waived by appropriate governmental authorities) of the Environmental Protection Agency or other relevant federal, state or local governmental authority except where noncompliance would not materially adversely affect the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company shall not be deemed to have breached or violated the preceding sentence of this paragraph 5J if the Company, any Subsidiary or any Affiliate of the Company is challenging in good faith by appropriate proceedings diligently pursued the application or enforcement of any such governmental requirements for which adequate reserves have been established in accordance with generally accepted accounting principles. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES TO INDEMNIFY AND HOLD EACH HOLDER OF NOTES AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES HARMLESS FROM ANY LOSS, LIABILITY, CLAIM OR EXPENSES THAT SUCH HOLDER OR ANY SUCH OFFICER, AGENT OR EMPLOYEE MAY INCUR OR SUFFER AS A RESULT OF A BREACH BY THE COMPANY, ITS SUBSIDIARIES OR AFFILIATES, AS THE CASE MAY BE, OF THIS COVENANT.

          5K. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5K, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

          5L. ERISA. The Company will promptly pay and discharge, and will cause its Subsidiaries promptly to pay and discharge, all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a lien against any of its property and will promptly notify the holder of each Note of (i) the occurrence of any reportable event (as defined in ERISA) which might result in the termination by the PBGC of any Plan covering any officers or employees of the Company or of any Subsidiary, any benefits of which are, or are required to be, guaranteed by the PBGC, (ii) receipt of any notice from the PBGC of its intention to seek termination of any such Plan or appointment of a trustee therefor, and (iii) its intention to terminate or withdraw from any Plan. The Company will not, and will not permit any Subsidiary to, terminate any such Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to the PBGC resulting from such termination or withdrawal.

          5M. GUARANTIES. The Company shall require each Subsidiary that guarantees any obligations of the Company under the NationsBank Agreement, the Master Shelf Agreement, the 1993 Note Purchase Agreement or the Receivables Purchase Agreement to immediately execute and deliver to any holder of Notes a Guaranty. The Company will cause each such Subsidiary to deliver to each holder of the Notes, simultaneously with its delivery of such a Guaranty, written evidence satisfactory to the Required Holder(s) and their counsel that such Subsidiary has taken all corporate or partnership action necessary to duly approve and authorize its execution, delivery and performance of such Guaranty and other documents which it is required to execute.

PARAGRAPH 6.    NEGATIVE COVENANTS.

          6. NEGATIVE COVENANTS. So long as any Note shall remain unpaid, the Company covenants that:

          6A. FINANCIAL COVENANTS.  The Company will not permit:

                6A.(1) CONSOLIDATED TANGIBLE NET WORTH. Consolidated Tangible Net Worth at any time to be less than $340,000,000 plus an amount equal to 50% of Consolidated Net Earnings subsequent to June 30, 1995 (but only to the extent such amount is a positive number) plus an amount equal to 75 % of the net cash proceeds received by the Company from the sale by the Company of any shares of its stock after June 30, 1995;

                6A.(2) CURRENT RATIO.  The ratio of Consolidated Current
Assets to Consolidated Current Liabilities to be less than 1.0 to 1.0 at any time. For the purposes of determining compliance with this paragraph 6A(2), (x) "Consolidated Current Liabilities" will be calculated without including any payments of principal of any Funded Debt of the Company which are required to be repaid within one year from the time of calculation and (y) "Consolidated Current Assets" shall include the amount of funds that are available to be borrowed under the Revolving Loan Agreement, where "available" means, as of the date of determination, the banks parties to the Revolving Loan Agreement are committed to advance such funds, no default exists under the Revolving Loan Agreement and all conditions to such banks advancing such funds would be satisfied. The Purchasers acknowledge that the Company currently calculates the current ratio only as of the end of each calendar month;

                6A.(3) DEBT MAINTENANCE. Adjusted Consolidated Debt at any time to exceed (i) from the Date of Closing through October 31, 1996, 60% of Consolidated Net Tangible Assets, (ii) from November 1, 1996 through October 31, 1997, 57.5% of Consolidated Net Tangible Assets, and (iii) at any time after October 31, 1997, 55% of Consolidated Net Tangible Assets. In any event, for purposes of determining compliance with this paragraph 6A(3), Adjusted Consolidated Debt shall include without limitation all indebtedness included in determining compliance with the similar covenant in the NationsBank Agreement; and

                6A.(4) FIXED CHARGE COVERAGE RATIO. For any fiscal quarter, the ratio of (i) the sum of (a) the Consolidated Net Earnings of the Company for the four immediately preceding fiscal quarters of the Company PLUS
(b) the Company's consolidated interest expense, provision for income taxes, depreciation and amortization for the four immediately preceding fiscal quarters of the Company that were taken into account in determining such consolidated earnings PLUS (c) for each calculation that includes the Company's fiscal quarter ending June 30, 1995, that certain $2,000,000 restructuring charge taken by the Company in its fiscal quarter ending June 30, 1995 as a result of the Company's general and administrative reductions, TO (ii) the Company's accrued consolidated interest expense for the four immediately preceding fiscal quarters, to be less than (x)
3.00 to 1.00 for the period commencing on the Date of Closing and ending on October 31, 1996, (y) 3.25 to 1.00 for the period commencing November 1, 1996 and ending October 31, 1997 and (z) 3.75 to 1.00 at any time after October 31, 1997.

          6B. DIVIDEND LIMITATION. The Company will not make any Restricted Payment except out of Consolidated Net Earnings Available for Restricted Payments and unless no Default or Event of Default exists before such Restricted Payment is made and no Default or Event of Default would exist immediately after such Restricted Payment is made.

          6C. LIEN, DEBT, AND OTHER RESTRICTIONS. The Company will not and will not permit any Subsidiary to:

                6C.(1) LIENS. Create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Paragraph 5C), EXCEPT

                (i) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings,

                (ii) other statutory Liens incidental to the conduct of its business or the ownership of its property and assets (including landlord liens) that are not incurred in connection with the borrowing of money or the obtaining of advances or credit or guaranteeing the obligations of a Person, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

                (iii) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Company or a Wholly Owned Subsidiary,

                (iv) existing Liens on property of the Company or any Subsidiary described in SCHEDULE 6C(2) attached hereto and securing Debt permitted by subclause (a) of clause (ii) of paragraph 6C(2),

                (v) in the case of transactions that occur after the date hereof, Liens existing on any real property of any corporation at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Company or such Subsidiary, or placed on property at the time of acquisition by the Company or any Subsidiary to secure all or a portion of (or to secure Debt incurred to pay all or a portion of) the purchase price thereof, PROVIDED that (a) such property is not or shall not thereby become encumbered in any amount in excess of the lesser of the cost thereof or Fair Market Value thereof and (b) any such Lien shall not encumber any other property of the Company or such Subsidiary,

                (vi) Liens on deposit and other bank accounts of the Company created by the right of a lender party to the NationsBank Agreement to offset obligations of the Company owing thereunder against such accounts, if, and only if, there is no agreement between any such lender and the Company which requires the Company to maintain any deposit or other funds in any account with such lender other than as provided in clause (vii) below,

                (vii) Liens on deposits of the Company under the NationsBank Agreement to secure the face amount of outstanding letters of credit issued pursuant to the NationsBank Agreement,

                (viii) Liens on the Pledged Accounts Receivable securing sales or transfers of accounts receivable pursuant to the Permitted Securitization Program, and

                (ix)     other Liens on the property of the Company,

PROVIDED that the aggregate amount of Debt secured by Liens permitted by clauses
(iv), (v), (viii) (to the extent of the Over-Collateralization Amount) and (ix), together with the amount of undrawn letters of credit subject to the obligation to provide deposits referred to in clause (vii), whether or not such deposits have been provided, does not exceed at any time an amount in excess of 5% of Consolidated Tangible Net Worth.

                6C.(2) DEBT. Create, incur, assume or suffer to exist any Debt, EXCEPT

                (i)      Debt of the Company represented by the Notes,

                (ii) (a) Debt of the Company or any Subsidiary to third parties described in SCHEDULE 6C(2) attached hereto which shall not be renewed, extended or permitted to remain outstanding after the stated maturities thereof, (b) Debt of the Company or any Subsidiary to third parties secured by Liens permitted by the provisions of clauses (v), (viii) (to the extent of the Over-Collateralization Amount) and (ix) of paragraph 6C(l) and (c) the amount of undrawn letters of credit permitted by clause
     (vii) of paragraph 6C(1), PROVIDED that the aggregate amount of the Debt described in this clause (ii) of paragraph 6C(2) does not exceed at any time an amount equal to 5% of Consolidated Tangible Net Worth.

                (iii) Debt of any Subsidiary to the Company or any other Wholly Owned Subsidiary, and Debt of the Company to any Subsidiary, in each case arising from an extension of credit, advance or loan permitted by clause (ii) of paragraph 6C(7),

                (iv)     other Debt of the Company not prohibited by 6A(3), and

                (v) Debt of the Guarantors represented by the Existing Guaranties and the Guaranties.

          6C.(3)       LIMITATION ON INVESTMENTS AND NEW BUSINESSES.  (i) Make
any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (which shall be deemed to include expenditures, commitments, obligations and transactions permitted by clause (iii) or clause (iv) of this paragraph 6C(3)); (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations (which shall be deemed to include electric power generation and marketing and expenditures, commitments, obligations and transactions permitted by clause (iii) or clause (iv) of this paragraph 6C(3)); (iii) make any acquisitions of, capital contributions to, or other investments in, any Persons which exceed in the aggregate $500,000 other than (a) capital contributions to and investments in Wholly Owned Subsidiaries,
(b) acquisitions of equity in corporations or partnerships having as their primary business gas processing, transmission and gathering, oil and gas production and storage or gas marketing and related activities or electric power generation and marketing which do not exceed in the aggregate 10% of Consolidated Net Tangible Assets and (c) deposits with, investments in, obligations of and time deposits in any domestic bank or domestic branches of foreign banks which, at the time such deposit or investment is made, are rated A or better by Standard & Poor's or Moody's or B or better by Thompson Bank Watch and investments maturing within one year from the date of acquisition in direct obligations of or obligations supported by, the full faith and credit of, the United States of America; or (iv) make any acquisition or investment in any properties other than gas processing, transmission and gathering facilities, domestic oil and gas properties, gas storage facilities, gas inventory and electric power generation facilities which exceeds $5,000,000; PROVIDED, however, that the loans referred to in paragraph 6C(7) may be outstanding.

          6C.(4)       SALE OF STOCK AND DEBT OF SUBSIDIARIES.  Sell or
otherwise dispose of, or part with control of, any shares of stock or Debt of any Subsidiary, except to the Company or another Wholly Owned Subsidiary, and except that all shares of stock and Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold, PROVIDED that (i) the assets of such Subsidiary together with (ii) the assets of all other Subsidiaries the stock or Debt of which was sold or otherwise disposed of in the preceding 12-month period and (iii) the assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to clause (v) of paragraph 6C(5) in the preceding 12-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 15% of Consolidated Net Tangible

Assets as reflected on the most recent annual or quarterly consolidated balance sheet, and PROVIDED FURTHER that, at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of, or any other continuing investment in, any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)), or any shares of stock or Debt of the Company.

          6C.(5)       MERGER AND SALE OF ASSETS.  Merge or consolidate with
or into any other Person or sell, convey, lease, transfer or otherwise dispose of all or any part of its assets, EXCEPT that:

                (i) (a) any Subsidiary may merge with the Company (PROVIDED, that the Company shall be the continuing or surviving corporation) and (b) any Subsidiary may merge with a Wholly Owned Subsidiary (PROVIDED that the Wholly Owned Subsidiary shall be the continuing or surviving corporation),

                (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or to a Wholly Owned Subsidiary,

                (iii) the Company may merge with any other corporation, PROVIDED that (a) the Company shall be the continuing or surviving corporation, and (b) immediately after giving effect to such merger no Event of Default or Default shall exist,

                (iv) any non Wholly Owned Subsidiary may merge or consolidate with any other corporation, PROVIDED, that immediately after giving effect to such merger or consolidation (a) the continuing or surviving corporation of such merger or consolidation shall constitute a Subsidiary, and (b) no Event of Default or Default shall exist,

                (v) the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person, PROVIDED, that (a) such assets together with (b) all other assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 12 month period, and (c) the assets of all Subsidiaries the stock or Debt of which has been sold or otherwise disposed of during the preceding 12-month period pursuant to the first proviso of paragraph 6C(4) (in each transaction measured by the greater of book value or Fair Market Value), do not represent more that 15% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet,

                (vi) the Company may merge into or consolidate with any solvent corporation if (x) the surviving corporation is a corporation organized under the laws of any State of the United States of America,
          (y) such corporation shall expressly assume by an agreement satisfactory in substance and form to the Required Holder(s) (which agreement may require the delivery in connection with such assumption of such opinions of counsel as the Required Holder(s) may reasonably require), all of the obligations of the Company under this Agreement and the Notes, including all covenants herein and therein contained, and such successor or acquiring corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto (it being agreed that such assumption shall, upon the request of the holder of any outstanding Note and at the expense of such successor corporation, be evidenced by the exchange of such Note for another Note executed by such successor corporation, with such changes in phraseology and form as may be appropriate but in substance of like terms as the Note surrendered for such exchange and of like unpaid principal amount, and that each Note executed pursuant to paragraph 11E after such assumption shall be executed by and in the name of such successor corporation) and (z) after giving effect to such merger or consolidation no Event of Default or Default shall exist,

                (vii) the Company and any Subsidiary may sell or otherwise dispose of property (including inventory) in the ordinary course of business, and

                (viii) the Company may sell Pledged Accounts Receivable pursuant to the Permitted Securitization Program in an aggregate amount not to exceed $75,000,000.

                6C.(6) LEASE RENTALS. Except for oil, gas and mineral leases or permits or similar agreements entered into in the ordinary course of business, and except for leases for transportation equipment, including over-the-road trucks and tankers, data processing and other office equipment used in the ordinary course of business, enter into or permit to remain in effect, any agreements to rent or lease (as lessee) any real or personal property for terms (including options to renew or extend any term, whether or not exercised) of more than three years if after giving effect thereto the aggregate amount of all sums payable in any fiscal year by the Company and all Subsidiaries under all such leases would exceed $4,000,000.

                6C.(7) LIMITATION ON CREDIT EXTENSIONS. Extend credit, make advances or make loans other than (i) normal and prudent extensions of credit in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner, (ii) loans from Wholly Owned Subsidiaries to the Company, and loans from Wholly Owned Subsidiaries or the Company to any Subsidiary, in each case made in the ordinary course of business and, in the case of loans from Wholly Owned Subsidiaries that have not executed a Guaranty which are made to the Company or to a Subsidiary that has executed a Guaranty, subordinated to the principal of, interest on and Yield-Maintenance Amount, if any, with respect to the Notes, and (iii) loans made by the Company to its employees pursuant to the Stock Option Agreements; PROVIDED that the aggregate amount of all such loans permitted by this clause (iii) outstanding at any time shall not exceed $10,000,000.

                6C.(8) CONTRACTS; TAKE-OR-PAY AGREEMENTS. Enter into any "take-or-pay" contract or other contract which requires it to pay for oil, gas, other hydrocarbons or other minerals prior to taking delivery thereof, PROVIDED that the Company may enter into such contracts so long as the aggregate maximum direct and contingent liability of the Company under such contracts does not exceed $500,000 at any one time, and PROVIDED FURTHER that the Company may enter into contracts with gas producers requiring the Company to make payments if the Company has not connected the producer's well to the Company's gathering system within a specified period of time, so long as the maximum direct or contingent liability of the Company under such contract does not exceed $500,000. The Company and its Subsidiaries may enter into: (a) Short Hedge Futures to sell natural gas or liquid hydrocarbons or to offset a Long Hedge Future; and (b) Long Hedge Futures to purchase natural gas or liquid hydrocarbons or to offset a Short Hedge Future; PROVIDED, however, that at the time of entering into a Short Hedge Future, the Company shall own and have available to it sufficient amounts of natural gas or liquid hydrocarbons, as the case may be, or shall own pursuant to firm contracts to deliver natural gas or liquid hydrocarbons, as the case may be, pursuant to such Short Hedge Future; PROVIDED, further, that at the time of entering into a Long Hedge Future, the Company shall have sufficient agreements from Counterparties to purchase natural gas or liquid hydrocarbons, as the case may be, from the Company so that the Company can resell natural gas or liquid hydrocarbons, as the case may be, delivered pursuant to such Long Hedge Future.

                6C.(9) SALE OR DISCOUNT OF RECEIVABLES. Sell with recourse, or discount (other than to the extent of finance and interest charges included therein) or otherwise sell for less than face value thereof, any of its notes or accounts receivable EXCEPT (i) notes or accounts receivable the collection of which is doubtful in accordance with generally accepted accounting principles and (ii) pursuant to the Permitted Securitization Program; PROVIDED, however, that the Company and its Subsidiaries may not have more than one Permitted Securitization Program outstanding at any time.

                6C.(10)     GUARANTIES.  Enter into or be party to:

                (i) any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, or

               (ii) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor, or

                (iii) any contract for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person, or

                (iv) any other contract that is a guaranty, an endorsement or another form of contingent liability in respect of the obligations, stock or dividends of any Person or that, in economic effect, is substantially equivalent to a guaranty (other than the guaranties permitted by clause (v) of paragraph 6C(2)); provided, that the
                                                       --------
          foregoing provisions shall not apply to endorsements of negotiable instruments for collection in the ordinary course of business;

PROVIDED, that, notwithstanding the foregoing, any contract of the type specified in any of the provisions of this paragraph 6C(10) shall be permitted if the obligations of the Company thereunder constitute Debt of the type described in clause (iv) of the definition thereof and such Debt were permitted by the Debt limitations contained in paragraph 6A(3).

                6C.(11)     TRANSACTIONS WITH AFFILIATES.  Directly or
indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise (i) any Affiliate, (ii) any Person owning, beneficially or of record, directly or indirectly, either individually or together with all other Persons to whom such Person is related by blood, adoption or marriage, stock of the Company (of any class having ordinary voting power for the election of directors) aggregating 5% or more of such voting power or (iii) any Person related by blood, adoption or marriage to any Person described or coming within the provisions of clause (i) or (ii) of this paragraph 6C(11), PROVIDED that the Company may sell to, or purchase (within the limitations of paragraph 6B) from, any such Person shares of the Company's stock and except for transactions that are otherwise permitted by this Agreement and that are in the ordinary course of the Company's or a Subsidiary's business, and are also upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                6C.(12)     PANHANDLE JOINT VENTURE DEBT.  Permit the
Panhandle Joint Venture to create, incur, assume or suffer to exist any Debt.

          6D. ISSUANCE OF STOCK BY SUBSIDIARIES. The Company covenants that it will not permit any Subsidiary to issue, sell or dispose of any shares of its stock of any class except to the Company or a Wholly Owned Subsidiary, and except to the extent that holders of minority interests may be entitled to purchase stock by reason of preemptive rights.

          6E. OTHER AGREEMENTS. Without the prior written consent of the Required Holder(s), the Company will not amend, modify or waive (i) any provision of the Term Loan Agreement which would shorten the maturity or average life of any loan thereunder, (ii) any provision of the Revolving Loan Agreement which would shorten any commitment thereunder, or (iii) any provision of the Master Shelf Agreement or the 1993 Note Purchase Agreement which would shorten the maturity or average life of any note issued thereunder.

PARAGRAPH 7.    EVENTS OF DEFAULT.

          7A. ACCELERATION. If any of the following events shall occur for any reason whatsoever and be continuing (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                (i) the Company defaults in the payment of any principal of or Yield Maintenance Amount payable with respect to any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

                (ii) the Company defaults in the payment of any interest on any Note for more than 10 Business Days after the date due; or

                (iii) the Company or any Subsidiary defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other Debt beyond any period of grace provided with respect thereto, or the Company or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Company or any Subsidiary) prior to any stated maturity, PROVIDED that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Company or any Subsidiary) shall occur and be continuing exceeds $10,000,000; or

                (iv) any representation or warranty made by the Company herein, by any Guarantor in a Guaranty or by the Company, any Guarantor or any of their respective officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

               (v) the Company fails to perform or observe any term, covenant or agreement contained in paragraph 6; or

                (vi) the Company fails to perform or observe any other agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after the Chief Executive Officer, President, Chief Financial Officer, Vice President-Finance, Treasurer or the Executive Vice President-General Counsel of the Company obtains actual knowledge thereof; or

               (vii) the Company or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

               (viii) any decree or order for relief in respect of the Company or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "BANKRUPTCY LAW"), of any jurisdiction; or

               (ix) the Company or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States of America or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

                (x) any such petition or application is filed, or any such proceedings are commenced, against the Company or any Subsidiary and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                (xi) any order, judgment or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                (xii) any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Company and its Subsidiaries (determined in accordance with generally accepted accounting principles) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of the Consolidated Net Earnings of the Company and its Subsidiaries (determined in accordance with generally accepted accounting principles) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

                (xiii) any judgment or order, or series of judgments or orders, for the payment of money in an amount in excess of $5,000,000 is rendered against the Company or any Subsidiary and either (i) enforcement proceedings have been commenced by any creditor upon such judgment or order or (ii) within 30 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged; or

                (xiv) (a) the Company or any other Person who is a member of the Company's "control group" (as such term is defined under ERISA) fails to make all or any portion of a required installment payment under 29 U.S.C. (S)1082(e) with respect to any Plan, (b) the aggregate unpaid balance of such installment together with the unpaid balance of all prior installments and other payments due under 29 U.S.C. (S)1082 (including any accrued interest on such amounts) exceeds $1,000,000, and (c) such amounts remain unpaid for more than 30 days after the due date of the installment referred to in clause (a); or

                (xv) the Company or any of its Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $1,000,000; or

                (xvi) the Company or any Affiliate breaches or defaults in the performance of any agreement or instrument creating or evidencing any Permitted Securitization Program or breaches or defaults in the performance of any prefunding facility associated therewith, and any such breach or default continues beyond any applicable period of grace provided therefor, or any early or accelerated amortization of any obligations or rights commences to occur under any such facility without a replacement facility (on terms consistent with those set forth in paragraph 6C(9)) being effective to provide for replacement funding therefor;

then (a) if such event is an Event of Default specified in clause (viii), (ix)
     ---
or (x) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and, to the extent permitted by applicable law, the Yield-Maintenance Amount, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate and notice of acceleration of maturity), all of which are hereby waived by the Company,

(b) if such event is an Event of Default specified in clause (i) or (ii) of this
---
paragraph 7A, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) as to which such an Event of Default shall have occurred may at its option during the continuance of such Event of Default, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with, to the extent permitted by applicable law, the Yield-Maintenance Amount, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company, (c) if such event is any other Event of Default, the Required
             ---
Holder(s) may at its or their option during the continuance of such Event of Default, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with, to the extent permitted by applicable law, the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company, and (d) if any Note shall have been declared
                                      ---
to be due and payable pursuant to clause (b) above, any holder of any other Note may at any time thereafter, so long as the Event of Default described in clause
(b) above shall at such time be continuing, by notice in writing to the Company, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with, to the extent permitted by applicable law, the Yield-Maintenance Amount, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind (including, without limitation, notice of intent to accelerate), all of which are hereby waived by the Company. The Company acknowledges and the parties hereto agree, that the holder of each Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and the provisions for payment of the Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, are intended to provide compensation for the deprivation of such right under such circumstances.

          7B. RESCISSION OF ACCELERATION. At any time after any or all of the Notes are declared immediately due and payable and have not been paid in full, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company has paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the rate specified in the Notes, (ii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration have been cured or waived pursuant to paragraph 11C, and (iii) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

          7C. NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

          7D. OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

PARAGRAPH 8.    REPRESENTATIONS, COVENANTS AND WARRANTIES.

          8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants as of the date hereof as follows:

          8A. ORGANIZATION. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and the Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action, and the execution, delivery and performance by each Guarantor of its respective Guaranty are within such Guarantor's corporate powers and have been duly authorized by all necessary corporate action. SCHEDULE 8A attached hereto sets forth the name and jurisdiction of incorporation of each Subsidiary and the percentage of the Company's ownership interest in each such Subsidiary and identifies each Subsidiary that is a Guarantor, all as of the Date of Closing.

          8B. FINANCIAL STATEMENTS. The Company has furnished each Purchaser with the following financial statements, identified by a principal financial officer of the Company: (i) a consolidated balance sheet of the Company and its Subsidiaries as at December 31 in each of the four fiscal years of the Company most recently completed and consolidated statements of operations and cash flows of the Company and its Subsidiaries for each of the five fiscal years of the Company most recently completed, all certified by Price Waterhouse L.L.P.; and
(ii) consolidated balance sheets of the Company and its Subsidiaries as at the end of the quarterly period ended September 30, 1995 and the comparable quarterly period in the preceding fiscal year and consolidated statements of operations and cash flows for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Company. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed (except as set forth in the notes thereto if consistent with generally accepted accounting principles and generally accepted auditing standards) throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the consolidated financial condition of the Company and its Subsidiaries as at the dates thereof, and the statements of operations and cash flows fairly present the results of the consolidated operations of the Company and its Subsidiaries for the periods indicated. There has been no material adverse change in the business, property or assets, financial condition or results of operations (financial or otherwise) of the Company and its Subsidiaries taken as a whole since December 31, 1994.

          8C. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries, any of its Affiliates that is controlled by the Company or any joint venture in which the Company or any of its Subsidiaries has an investment, or any properties or rights of the Company, any of its Subsidiaries, any of its Affiliates that is controlled by the Company or any joint venture in which the Company or any of its Subsidiaries has an investment, by or before any court, arbitrator or administrative or governmental body which is reasonably likely to result in any material adverse change in the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, investigation or proceeding pending or threatened against the Company or any of its Subsidiaries, any of its Affiliates that is controlled by the Company or any joint venture in which the Company or any of its Subsidiaries has an investment which purports to affect the validity or enforceability of this Agreement, any Note or any Guaranty.

          8D. OUTSTANDING DEBT. Neither the Company nor any of its Subsidiaries has outstanding any Debt except as permitted by paragraph 6C(2). There exists no default (and no waiver of any default that is conditional or is limited in duration) under the provisions of any instrument evidencing such Debt, or any Debt of any joint venture in which the Company or any Subsidiary has an investment, or of any agreement relating thereto.

          8E. ENVIRONMENTAL COMPLIANCE.  The Company, each of its
Subsidiaries, each of its Affiliates that is controlled by the Company and each joint venture in which the Company or any of its Subsidiaries has an investment and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial and administrative orders, judgments, rulings and regulations relating to protection of the environment except, in any such case, where failure to comply would not result in a material adverse effect on the business, property or assets, financial condition or results of operations (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole.

          8F. TAXES. The Company has and each of its Subsidiaries has filed all Federal, State and other income tax returns which, to the best knowledge of the officers of the Company and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service (or the applicable statute of limitations has run) and such liabilities have been paid for all fiscal years up to and including the fiscal year ended December 31, 1989.

          8G. CONFLICTING AGREEMENTS AND OTHER MATTERS.  Neither the
Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement, the Notes or the Guaranties, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes or the Guaranties except as set forth in the agreements listed in EXHIBIT C attached hereto.

          8H. OFFERING OF NOTES. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than 80 other institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of Section 5 of the Securities Act or to the registration, prospectus delivery or similar provisions of any securities or Blue Sky law of any applicable jurisdiction.

          8I. REGULATION G, ETC. The proceeds of the sale of the Notes will be used to refinance existing indebtedness under the Revolving Loan Agreement. None of the proceeds of the sale of any Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation G (12 C.F.R.
Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock or for any other purpose which might constitute the purchase of such Notes a "purpose credit" within the meaning of such Regulation G. After applying the proceeds of the sale of the Notes, not more than 25% of the value of the assets subject to the terms of paragraph 5C, 6C(l), 6C(4) or 6C(5) will be "margin stock." Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

          8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Company to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company or any of its Subsidiaries which is or would be materially adverse to the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. No Plan providing welfare benefits to retired former employees of the Company or any of its Subsidiaries has been established or is maintained for which the present value of future benefits payable, in excess of irrevocably designated funds for such purpose, is materially adverse to the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. The purchase of Notes by the Purchasers will not constitute a "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the Code). The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the representations of the Purchasers in paragraph 9B. Neither the Company or any ERISA Affiliate, nor any "employee benefit plan" (as such term is defined in section 3 of ERISA) of the Company or any ERISA Affiliate or any trust created thereunder or any trustee or administrator thereof, has engaged in any "prohibited transaction" that could subject any such Person, or any other party dealing with such employee benefit plan or trust, to such penalty or tax.

          8K. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Date of Closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement or any Guaranty, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof, of any Guaranty or of the Notes.

          8L. TITLE TO PROPERTIES.  The Company has and each of its
Subsidiaries has good and defensible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in paragraph 8B (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by paragraph 6C(1) except that (i) with respect to easements and rights of way associated with the Company's gas gathering systems: (a) the Company has such title as is customary and appropriate in accordance with applicable industry standards and (b) the costs of curing defects in such title, if any, would not exceed $10,000,000 in the aggregate, (ii) no representation or warranty is made with respect to any gas or mineral property or interest to which no proved oil or gas reserves are properly attributed and (iii) with respect to Western Gas Resources Storage, Inc.'s Katy Hub and Gas Storage Facility: (a) the condemnation process relating to certain storage rights, rights-of-way and well easements has not been completed and therefore, as of the Closing Date, Western Gas Resources Storage, Inc. has, with respect to such storage rights, rights-of-way and well easements, only the right to the possession thereof (such right to possession being sufficient to enable Western Gas Resources Storage, Inc. to conduct its business and operations at the Katy Hub and Gas Storage Facility as currently conducted and as proposed to be conducted) and (b) when such condemnation process is completed and Western Gas Storage, Inc. has paid all amounts determined to be due to the condemnee with respect thereto, Western Gas Storage, Inc. will obtain good and defensible title to said storage rights, rights-of-way and well easements. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Subsidiaries are valid and subsisting and are in full force and effect.

          8M. DISCLOSURE. Neither this Agreement nor the Private Placement Memorandum nor any other document, certificate or statement furnished to the Purchasers by or on behalf of the Company or any Guarantor in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future is reasonably likely (so far as the Company can now foresee) to materially adversely affect the business, property or assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole and which has not been set forth in this Agreement or in the Private Placement Memorandum. The financial projections provided to the Purchasers prior to the Date of Closing are reasonable based on the assumptions stated therein and the best information available to the officers of the Company.

          8N. DELIVERY OF OTHER AGREEMENTS. The Company has delivered to each Purchaser prior to the date hereof a true, correct and complete copy of each of the NationsBank Agreement, the Master Shelf Agreement, the 1993 Note Purchase Agreement and the Receivables Purchase Agreement, including all amendments and waivers of any provision thereof.

          8O. PUBLIC UTILITY HOLDING COMPANY ACT; FEDERAL POWER ACT.
Neither the Company nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding

Company Act of 1935, as amended, or, except for Western Gas Resources Power Marketing, Inc., a "public utility" as such term is defined in the Federal Power Act, as amended.

          8P. INVESTMENT COMPANY ACT. Neither the Company nor any Subsidiary is, or is directly or indirectly controlled by, or acting on behalf of any Person that is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8Q. RANK OF NOTES. The Notes rank at least pari passu in right of payment with all other senior unsecured Debt of the Company, including without limitation the Debt with respect to the NationsBank Agreement, the Master Shelf Agreement and the 1993 Note Purchase Agreement.

PARAGRAPH 9.    REPRESENTATIONS OF THE PURCHASERS.

          9. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser severally represents to the Company as of the date hereof as follows:

          9A. NATURE OF PURCHASE.  Such Purchaser is not acquiring the
Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of the property of such Purchaser shall at all times be and remain within its control.

          9B. SOURCE OF FUNDS. Such Purchaser represents that at least one of the following statements concerning each source of funds to be used by it to purchase any Notes (respectively, the "SOURCE") is accurate as of the Date of Closing with respect to such Notes:

                (i) The Source is not an "employee benefit plan" as defined in Title 1, Section 3(3) of ERISA;

                (ii) the Source is a "governmental plan" as defined in Title I, Section 3(32) of ERISA;

                (iii) the Source is the general account of such Purchaser, and all requirements for an exemption under PTE 95-60 (issued July 12, 1995) have been satisfied; provided, that in making such representation such Purchaser is relying on the Company's representations set forth in paragraph 8J;

                (iv) the Source is either (a) an insurance company pooled separate account, and the purchase is exempt in accordance with PTE 90-1 (issued January 29, 1990), or (b) an insurance company "guaranteed contract separate account" entitled to the exemption granted by PTE 81-82 (issued September 18, 1981) and described in Department of Labor Advisory Opinion F2584A (issued September 21,
          1983);

                (v) the Source is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14, issued March 13, 1984), and the purchase is exempt under PTE 84-14; provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in Section V(c) of PTE 84-14) has at this time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified to the Company in writing pursuant to this clause (v) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans; or

                (vi) the Source is a plan or a separate account comprised of plans identified in writing by such Purchaser to the Company pursuant to this clause (vi).

PARAGRAPH 10.   DEFINITIONS.

          10. DEFINITIONS. For the purpose of this Agreement, the terms defined in the introductory sentence and in paragraphs 1 and 2 shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          10A.YIELD-MAINTENANCE TERMS.

          "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4A or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a quarterly basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, the yield to maturity implied by (a) the yields reported, as of
                                              ---
10:00 A.M. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Service (or such other display as may replace page 500 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, plus 0.50%, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (b)
                                                                             ---
the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, plus 0.50%. All implied yields under either clause (a) or (b) of this definition shall be determined, (i) if necessary, by (x) converting U.S.
                                                             ---
Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between yields reported for
                       ---
various maturities, and (ii) by converting all such implied yields to a quarterly payment basis in accordance with accepted financial practice.

          "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum
                                   ---                            ----
of the products obtained by multiplying (a) each Remaining Scheduled Payment of
                                        ---
such Called Principal (but not of interest thereon) by (b) the number of years
                                                       ---
(calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest that would accrue thereon on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4A or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

          10B. OTHER TERMS.

          "ADJUSTED CONSOLIDATED DEBT" shall mean Consolidated Debt (excluding Debt in the amount of the Receivables Investment relating to the Permitted Securitization Program) PLUS Excess Working Capital Deficit.

          "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "AUTHORIZED OFFICER" shall mean, in the case of the Company, its Chief Executive Officer, its Chief Financial Officer, its Treasurer, its President or the Executive Vice President-General Counsel or the Vice President-Finance of the Company. Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom any holder of a
Note in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company.

          "BANKRUPTCY LAW" shall have the meaning specified in clause (viii) of paragraph 7A.

          "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

          "CAPITALIZED LEASE OBLIGATION" shall mean any rental obligation which, under generally accepted accounting principles, is or will be required to be, capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expenses) in accordance with such principles.

          "CLOSING" shall have the meaning specified in paragraph 2.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "CONFIDENTIAL INFORMATION" shall mean any material non-public information regarding the Company and its Subsidiaries that is provided to any holder of any Note, any Person who purchases a participation in a Note and any offeree of a Note or participation therein pursuant to this Agreement other than information (i) which was publicly known or otherwise known to such holder, such Person or such offeree at the time of disclosure, (ii) which subsequently becomes publicly known through no act or omission of such holder, such Person or such offeree or (iii) which otherwise becomes known to such holder, such Person or such offeree, other than through disclosure by the Company or any Subsidiary.

          "CONSOLIDATED CURRENT ASSETS" shall mean the consolidated current assets of the Company and its Subsidiaries, as determined in accordance with generally accepted accounting principles.

          "CONSOLIDATED CURRENT LIABILITIES" shall mean the consolidated current liabilities (including, without limitation, the Debt in respect of the Permitted Securitization Program) of the Company and its Subsidiaries, as determined in accordance with generally accepted accounting principles.

          "CONSOLIDATED DEBT" shall mean the consolidated Debt of the Company and its Subsidiaries, determined in accordance with generally accepted accounting principles.

          "CONSOLIDATED NET EARNINGS" shall mean consolidated gross revenues of the Company and its Subsidiaries including any gains (net of expenses and taxes applicable thereto) resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), LESS all operating and non-operating expenses of the Company and its Subsidiaries including all losses resulting from the sale, conversion or other disposition of capital assets (i.e. assets other than current assets) and all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings that are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains resulting from the write-up of assets, any equity of the Company or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary, any earnings of any Person acquired by the Company or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the time of acquisition, or any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, all determined in accordance with generally accepted accounting principles.

          "CONSOLIDATED NET EARNINGS AVAILABLE FOR RESTRICTED PAYMENTS" shall mean an amount equal to (1) the sum of $50,000,000 PLUS (2) 50% (or minus 100% in case of a deficit) of Consolidated Net Earnings for the period commencing on July 1, 1995 and terminating at the end of the last fiscal quarter preceding the date of any proposed Restricted Payment (taken as one accounting period), LESS
(3) the sum of all Restricted Payments made or declared after June 30, 1995, plus (4) the aggregate amount received by the Company after June 30, 1995, as the net cash proceeds of the sale of any shares of its stock. There shall not be included in Restricted Payments or in any computation of Consolidated Net Earnings Available for Restricted Payments (x) dividends paid, or distributions made, in stock of the Company; or (y) exchanges of stock of one or more classes of the Company, except to the extent that cash or other value is involved in such exchange. The term "stock" as used in this definition and in the definition of "Restricted Payments" shall include warrants or options to purchase stock.

          "CONSOLIDATED NET TANGIBLE ASSETS" shall mean the consolidated assets of the Company and its Subsidiaries, LESS, without duplication, (i) Consolidated Current Liabilities MINUS Excess Working Capital Deficit, (ii) asset, liability, contingency and other reserves of the Company and its Subsidiaries, including reserves for depreciation and for deferred income taxes, (iii) all other liabilities of the Company and its Subsidiaries, except liabilities for Funded Debt of the types described in clauses (i), (ii) and (iii) of the definition of Debt, and (iv) treasury stock, unamortized debt discount and expense, goodwill, trademarks, brand names, patents, organizational expenses and any other intangible assets of the Company and its Subsidiaries, and any write-up of the value of any assets after June 30, 1991, all as determined in accordance with generally accepted accounting principles; PROVIDED, HOWEVER, that the term "Consolidated Net Tangible Assets" shall include the book value of long-term gas contracts with producers that the Company assumes in connection with acquisitions and that are reflected on the books of the Company as assets.

          "CONSOLIDATED TANGIBLE NET WORTH" shall mean consolidated stockholders' equity of the Company and its Subsidiaries, less goodwill, trademarks, brand names, patents, organizational expenses and any other intangible assets of the Company and its Subsidiaries, all as determined in accordance with generally accepted accounting principles; PROVIDED, HOWEVER, that the term "Consolidated Tangible Net Worth" shall include the book value of long-term gas contracts with producers that the Company assumes in connection with acquisitions and that are reflected on the books of the Company as assets.

          "COUNTERPARTY" shall mean (i) those Persons listed on SCHEDULE 6C(8) attached hereto, (ii) any Person that is not an Affiliate of the Company and that has senior debt securities rated at least A by Standard & Poor's or Moody's or whose obligations in respect of agreements described in the final proviso to paragraph 6C(8) or in the definition of Long Hedge Future or Short Hedge Future, as the case may be, are fully guaranteed by an affiliate of such Person whose senior debt securities are so rated, and (iii) any other Person that is not an Affiliate of the Company and with whom the Company has agreements of the nature described in the final proviso to paragraph 6C(8) or in the definition of Long Hedge Future or Short Hedge Future, so long as (a) the aggregate amount of all such agreements with such Person outstanding at any time shall not exceed $1,000,000, and (b) the Company has such agreements outstanding with no more than nine other such Persons at any time.

          "DATE OF CLOSING" shall have the meaning specified in paragraph 2.

          "DEBT" shall mean, without duplication:

                (i) any obligation that, under generally accepted accounting principles, is shown on the balance sheet as a liability (including, without limitation, any obligation for borrowed money, any notes payable and drafts accepted representing extensions of credit, whether or not representing obligations for borrowed money, and Capitalized Lease Obligations but excluding accounts payable and accrued expenses in the ordinary course of business, reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation),

                (ii) any obligation secured by a Lien on, or payable out of the proceeds of production from, property, whether or not the obligation secured thereby shall have been assumed by the owner of such property,

                (iii) liabilities in respect of unfunded vested benefits under Plans and liabilities in respect of postretirement benefits that, under generally accepted accounting principles in effect at the time in question, are shown on the balance sheet as a liability, and

                (iv) any obligation described in paragraph 6C(10) for which a maximum amount is quantifiable.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall mean any corporation or trade or business that:

                (i) is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company, or

                (ii) is under common control (within the meaning of Section 414(c) of the Code) with the Company.

          "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "DEFAULT" shall mean any of such events, whether or not any such requirement has been satisfied.

          "EXCESS WORKING CAPITAL DEFICIT" shall mean (i) if the Company's Working Capital is greater than or equal to negative $10,000,000, zero, or (ii) if the Company's Working Capital is less than negative $10,000,000, the product of (A) the amount of such Working Capital PLUS $10,000,000 MULTIPLIED BY (B) negative one (for example, if Working Capital equals negative $15,000,000, the Excess Working Capital Deficit would equal $5,000,000). For purposes of this definition, "WORKING CAPITAL" means the remainder of the Company's Consolidated Current Assets MINUS the Company's Consolidated Current Liabilities, excluding current maturities of Funded Debt.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "EXISTING GUARANTY" shall mean each guaranty of a Guarantor in favor of the banks parties to the NationsBank Agreement or the purchasers parties to the Master Shelf Agreement or the 1993 Note Purchase Agreement for which a similar guaranty shall have been issued to each holder of Notes.

          "FAIR MARKET VALUE" shall mean, at any time with respect to any property of any kind or character, the sale value of such property that would be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively.

          "FUNDED DEBT" shall mean any Debt payable more than one year from the date of creation thereof.

          "GUARANTOR" shall mean each of Western Gas Resources Storage, Inc., a Texas corporation; Western Gas Resources - Texas, Inc., a Texas corporation; Western Gas Resources -Oklahoma, Inc., a Delaware corporation; Mountain Gas Resources, Inc., a Delaware corporation,

MGTC, MIGC and each other Subsidiary of the Company that issues a Guaranty to all of the holders of Notes.

          "GUARANTY" shall mean each guaranty of a Guarantor in substantially the form of EXHIBIT E hereto.

          "INTERCREDITOR AGREEMENT" shall mean the Intercreditor Agreement substantially in the form of EXHIBIT F hereto.

          "LIEN" shall mean any mortgage, pledge, priority, security interest, encumbrance, deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

          "LONG HEDGE FUTURE" shall mean an agreement, purchased on a commodities exchange or entered into with a Counterparty, that obligates the Company to purchase natural gas or liquid hydrocarbons, as the case may be, at a pre-determined price at a pre-determined time.

          "MGTC" shall mean MGTC, Inc., a Wyoming corporation.

          "MIGC" shall mean MIGC, Inc., a Delaware corporation.

          "MASTER SHELF AGREEMENT" shall mean that certain Amended and Restated Master Shelf Agreement dated as of December 19, 1991, between the Company and The Prudential Insurance Company of America, as the provisions thereof have heretofore been amended or waived or may be from time to time amended or waived in compliance with paragraph 6E.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "MULTIEMPLOYER PLAN" shall mean any plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "NATIONSBANK" shall mean NationsBank of Texas, N.A., and its successors and assigns.

          "NATIONSBANK AGREEMENT" shall mean, collectively, the Revolving Loan Agreement and the Term Loan Agreement, as the provisions thereof have been or may be from time to time amended or waived in compliance with paragraph 6E.

          "NATURAL GAS INVENTORY" shall mean at the time in question, the Company's and its Subsidiaries' inventory of natural gas in storage.

          "1993 NOTE PURCHASE AGREEMENT" shall mean, collectively, those certain separate Note Purchase Agreements each dated as of April 1, 1993, between the Company and each of the purchasers listed on Annex 1 thereto, respectively, as the provisions thereof have heretofore been amended or waived or may be from time to time amended or waived in compliance with paragraph 6E.

          "NOTES" shall have the meaning specified in paragraph 1.

          "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by an Authorized Officer of the Company.

          "OVER-COLLATERALIZATION AMOUNT" shall have the meaning specified in the definition of "Permitted Securitization Program."

          "PANHANDLE JOINT VENTURE" shall mean the joint venture formed between the Company and Panhandle Eastern Pipe Line Company.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor entity serving a similar function.

          "PERMITTED SECURITIZATION PROGRAM" shall mean a transaction or series of transactions executed pursuant to documentation that contemplates a commitment which is for a period of not more than 364 days and which is not extendible at the option of the Company or any of its Subsidiaries and pursuant to which each of the following conditions is satisfied:

                (a) the Company and the Subsidiaries sell, transfer or otherwise dispose of, at not less than face value, on a revolving basis, an undivided interest in a pool of the Company's and the Subsidiaries' accounts receivable to a special purpose entity (the "SPECIAL PURPOSE ENTITY"), in an amount not to exceed, at any time $75,000,000 and grants a security interest in connection therewith with respect to such accounts receivable which secures an amount not greater than 10% of the aforesaid amount sold or transferred at such time for the purpose of providing the purchaser with over-collateralization (the "OVER-COLLATERALIZATION AMOUNT"); and, as a part of such transaction,

                (b) the Company and the Subsidiaries grant a security interest (the "SECURITY INTEREST") in all or a portion of their accounts receivable (the "PLEDGED ACCOUNTS RECEIVABLE") to the Special Purpose Entity for the purpose of providing the Special Purpose Entity with a basis of recourse for its investment (i.e., the aforesaid amount not to exceed $75,000,000) in the Pledged Accounts Receivable (the "RECEIVABLES INVESTMENT"), PROVIDED that:

                    (i) the maximum recourse to the Pledged Accounts Receivable shall be equal to the purchase price of the Receivables Investment plus 10%, in an aggregate amount not to exceed Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000) (the "RECOURSE AMOUNT");

                    (ii) the Security Interest shall apply to each Pledged Account Receivable in an amount not to exceed the proportion that the Recourse Amount bears to the face value of the Pledged Accounts Receivable; and

                    (iii) the Company and the Subsidiaries shall be entitled to share (with the Special Purpose Entity), on a pari passu and pro rata basis (based upon the Special Purpose Entity's share described in clause (ii)), all proceeds (if any) derived from each Pledged Account Receivable.

          "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "PLAN" shall mean an "employee pension benefit plan" (as defined in section 3 of ERISA) that is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, that, together with the Company, is under common control, as described in section 414(b) or (c) of the Code.

          "PLEDGED ACCOUNTS RECEIVABLE" shall have the meaning specified in the definition of "Permitted Securitization Program."

          "PRIVATE PLACEMENT MEMORANDUM" shall mean the Private Placement Memorandum dated September 1995, relating to the offering of the Notes, prepared by the Company and NationsBanc Capital Markets, Inc.

          "PURCHASERS" shall mean the purchasers of the Notes identified on the signature pages hereof.

          "RECEIVABLES INVESTMENT" shall have the meaning specified in the definition of "Permitted Securitization Program."

          "RECEIVABLES PURCHASE AGREEMENT" shall mean that certain Receivables Purchase Agreement dated as of February 28, 1995, among the Company, Receivables Capital Corporation and Bank of America National Trust and Savings Association, as the provisions thereof have heretofore been amended or waived or may be from time to time amended or waived.

          "REQUIRED HOLDER(S)" shall mean, with respect to the Notes, at any time, the holder or holders of at least 66 2/3% of the aggregate principal amount of the Notes outstanding at such time.

          "RESTRICTED PAYMENT" shall mean (a) any dividend paid or declared by the Company or any Subsidiary on any class of the Company's stock (other than a dividend payable in shares of stock of the Company), or any other distribution made by the Company or any Subsidiary on account of any class of the Company's stock, or (b) any cash or other consideration applied, directly or indirectly, by the Company or any Subsidiary to the redemption, purchase or other acquisition of any shares of the Company's capital stock or (c) any payment of principal of, or retirement, redemption, purchase or other acquisition of any subordinated debt.

          "REVOLVING LOAN AGREEMENT" shall mean that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, among the Company, its Subsidiaries, NationsBank, as Agent, and the lenders parties thereto, as the provisions thereof have heretofore been amended or waived or may be from time to time amended or waived in compliance with paragraph 6E.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SHORT HEDGE FUTURE" shall mean an agreement, purchased on a commodities exchange or entered into with a Counterparty, that obligates the Company to sell natural gas or liquid hydrocarbons, as the case may be, at a pre-determined price at a pre-determined time.

          "STANDARD & POOR'S"  shall mean Standard & Poor's Ratings Group.

          "STOCK OPTION AGREEMENTS" shall mean, collectively those certain Agreements to Provide Loan(s) to exercise key employees' Stock Options by and among the Company and certain key employees.

          "SUBSIDIARY" shall mean any corporation organized under the laws of any state of the United States of America, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, and at least a majority of the combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries. A "WHOLLY OWNED SUBSIDIARY" shall be a Subsidiary all of the stock of every class of which, except directors' qualifying shares shall, at the time at which any determination is being made, be owned by the Company either directly or through wholly owned subsidiaries.

          "TERMINATION EVENT" shall mean (i) a "reportable event" described in
Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the

Company or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
(iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "TERM LOAN AGREEMENT" shall mean that certain Third Restated Loan Agreement (Term) dated as of August 31, 1993, among the Company, its Subsidiaries, NationsBank, as Agent and the lenders parties thereto, as the provisions thereof have heretofore been amended or waived or may be from time to time amended or waived in compliance with paragraph 6E.

          "TRANSFEREE" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

          "VOTING STOCK" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "WHOLLY OWNED SUBSIDIARY" shall have the meaning specified in the definition of "Subsidiary."

          1.10C. ACCOUNTING TERMS AND DETERMINATIONS. All references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof, subject to the next sentence. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent with the audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B.

PARAGRAPH 11.     MISCELLANEOUS.

          11A. NOTE PAYMENTS. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to each Purchaser's account or accounts, if any, as are specified in the PURCHASER SCHEDULE attached hereto, or, in the case any Purchaser wishes to change the account specified for such Purchaser in the PURCHASER SCHEDULE such account or accounts in the United States as such

Purchaser may from time to time designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 11A.

         11B. EXPENSES.

         (I) GENERALLY. Whether or not the transactions contemplated hereby shall be consummated, the Company will promptly (and in any event within thirty (30) days after receiving any statement or invoice therefor) pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all reasonable fees, expenses and costs relating hereto, including, but not limited to:

               (a)  the cost of reproducing this Agreement and the Notes;

               (b) the fees and disbursements of any special counsel engaged by the Purchasers;

               (c) the cost of delivering to each Purchaser's home office or custodian bank, insured to such Purchaser's satisfaction, the Notes purchased by such Purchaser at the Closing;

               (d) the fees, expenses and costs incurred complying with each of the conditions to closing set forth in paragraph 3 hereof (including, without limitation the fees, expenses and costs incurred obtaining a Private Placement Number for the Notes);

               (e) the fees, expenses and costs of NationsBanc Capital Markets, Inc. and any other broker or investment banker, if any, incurred by the Company in connection with the offer, issuance, sale and delivery of the Notes or the transactions contemplated hereby;

               (f) the fees, expenses and costs relating to the consideration, negotiation, preparation, duplication or execution of any amendments, waivers or consents pursuant to the provisions hereof (including, without limitation, fees and disbursements of any special counsel or other professional advisors engaged by such Purchaser and the allocated cost of each Purchaser's or Transferee's counsel who are such Purchaser's or such Transferee's employees or such Purchaser's or such Transferee's affiliates' employees), whether or not any such amendments, waivers or consents are executed; and

                (g) the fees, expenses and costs incurred by any Purchaser or any Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement, the Notes or the Guaranties or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of any Purchaser's or any Transferee's having acquired any Note (other than costs and expenses incurred in acquiring or merely holding a Note or interest therein), including without limitation fees, expenses and costs incurred in any bankruptcy case.

          (II) COUNSEL. Without limiting the generality of the foregoing, it is agreed and understood that the Company will pay, at the time of the execution of this Agreement, the statement, rendered as set forth in paragraph 3H, for reasonable fees and disbursements of any special counsel engaged by the Purchasers incurred up to that time, and the Company will also pay, upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of any special counsel engaged by the Purchasers rendered at and after the Closing in connection with the issuance of the Notes or the matters referred to in paragraphs 11B(i)(f) or 11B(i)(g) hereof.

          (III) SURVIVAL. The obligations of the Company under this paragraph 11B and under the final sentence of paragraph 5J shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee, the payment or prepayment of the Notes and the termination hereof.

          11C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) of the Notes except that, (i) with the written consent of the holders of all Notes at the time outstanding (and not without such written consents), the Notes may be amended or the provisions thereof waived to change the maturity thereof, to change the principal thereof, or to change the rate or time of payment of interest on or any Yield-Maintenance Amount payable with respect to the Notes, and (ii) without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to or waiver of the provisions of this Agreement shall change the provisions of paragraph 7A or this paragraph 11C insofar as such provisions relate to proportions of the principal amount of the Notes, or the rights of any individual holder of Notes, required with respect to any declaration of Notes to be due and payable or with respect to any consent. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "THIS AGREEMENT" and references thereto shall mean this Note Purchase Agreement as it may from time to time be amended or supplemented.

         11D. SOLICITATION OF NOTEHOLDERS.

                (i) SOLICITATION. Neither the Company nor any Guarantor shall solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions hereof or of the Notes or the Guaranties unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this paragraph 11D shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by all holders of outstanding Notes required to consent or agree to such waiver or consent.

                (ii) PAYMENT. Neither the Company nor any Guarantor shall, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes or the Guaranties unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to the holders of all Notes then outstanding.

                (iii) SCOPE OF CONSENT. Any consent made pursuant to this paragraph 11D by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

          11E. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $500,000, except as may be necessary to reflect any principal amount not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of an aggregate principal amount, registered in the name of such transferee or transferees; PROVIDED that the Company shall not be required to register any transfer that was made in violation of the legend appearing on such Note. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the

Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Each installment of principal payable on each installment date upon each new Note issued upon any such transfer or exchange shall be in the same proportion to the unpaid principal amount of such new Note as the installment of principal payable on such date on the Note surrendered for registration of transfer or exchange bore to the unpaid principal amount of such Note. No reference need be made in any such new Note to any installment or installments of principal previously due and paid upon the Note surrendered for registration of transfer or exchange. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

          11F. PERSONS DEEMED OWNERS; PARTICIPATIONS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on and any Yield-Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion.

          11G.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

          11H.    SUCCESSORS AND ASSIGNS.  All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

          11I. DISCLOSURE TO OTHER PERSONS; CONFIDENTIALITY. EXCEPT AS PROVIDED IN THIS PARAGRAPH 11I, EACH HOLDER AND EACH PERSON WHO PURCHASES A PARTICIPATION IN A NOTE OR ANY PART THEREOF AGREES THAT, PRIOR TO THE OCCURRENCE OF A DEFAULT, IT WILL USE ITS BEST EFFORTS TO HOLD IN CONFIDENCE AND NOT TO DISCLOSE THE CONFIDENTIAL INFORMATION. The Company acknowledges that the holder of any Note may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any Subsidiary in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof,
(iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any federal or state regulatory authority having jurisdiction over such holder, (vi) the National Association of Insurance Commissioners or any similar organization or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand, (c) in connection with any litigation to which such holder is a party or
(d) in order to protect such holder's investment in such Note; PROVIDED THAT
                                                               --------
PRIOR TO DISCLOSING CONFIDENTIAL INFORMATION TO ANY OFFEREE REFERRED TO IN CLAUSES (III) AND (IV) ABOVE, SUCH HOLDER WILL USE ITS BEST EFFORTS TO HAVE SUCH OFFEREE DELIVER TO THE COMPANY A CONFIDENTIALITY AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT D HERETO.

          11J. NOTICES. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the PURCHASER SCHEDULE, or at such other address as such Purchaser shall have specified in writing to the Person sending such communication, and (ii) if to any other holder of any Note, addressed to it at such address as it shall have specified in writing to the Person sending such communication or, if any such holder shall not have so specified an address, then addressed to such holder in care of the last holder of such Note which shall have so specified an address to the Person sending such communication, and (iii) if to the Company, addressed to it at 12200 N. Pecos Street, Denver, Colorado 80234, Attention: John C. Walter, Executive Vice President-General Counsel, Telecopy No. (303) 252-3362 or at such other address as the Company shall have specified to the holder of each Note in writing; PROVIDED, however, that any such communication to the Company may also, at the option of the Person sending such communication, be delivered by any other means either to the Company at its address specified above or to any Authorized Officer of the Company.

          11K.    PAYMENTS DUE ON NON-BUSINESS DAYS.  Anything in this
Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall be included in the computation of the interest payable on such Business Day.

          11L. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser, to any holder of Notes or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser, such holder or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          11M.    GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND
                  -------------
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

          11N. LIMITATION ON INTEREST. The Company and the Purchasers specifically intend and agree to limit contractually the amount of interest payable in connection with this Agreement and the Notes to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company nor any Guarantor nor any other party liable or to become liable hereunder or under the Notes shall ever be liable for interest in excess of the amount determined at such maximum rate.

          11O.    SEVERABILITY.  Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11P. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          11Q.    COUNTERPARTS.  This Agreement may be executed
simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          11R. BINDING AGREEMENT. When this Agreement is executed and delivered by the Company and each Purchaser, it shall become a binding agreement between the Company and the Purchasers.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.  SIGNATURE PAGES FOLLOW.]

          If all of the Purchasers are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between the Company and the Purchasers effective as of November 29, 1995.

                                        Very truly yours,

                                        WESTERN GAS RESOURCES, INC.


                                        /s/ WILLIAM J. KRYSIAK
                                        ----------------------
                                        Vice President-Finance

The foregoing Agreement is
hereby accepted as of the
date first above written.

THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY


By: /s/ THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
    -----------------------------------------------
     [Title]


AMERICAN GENERAL LIFE
INSURANCE COMPANY


By: /s/ AMERICAN GENERAL LIFE INSURANCE COMPANY
    -------------------------------------------
     [Title]


GULF LIFE INSURANCE COMPANY


By: /s/ GULF LIFE INSURANCE COMPANY
    -------------------------------
     [Title]

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

By: /s/ FIRST ALLMERICA FINANCIAL
        LIFE INSURANCE COMPANY
    -----------------------------
     [Title]


ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY

By: /s/ ALLMERICA FINANCIAL LIFE
        INSURANCE AND ANNUITY COMPANY
    ---------------------------------
     [Title]


THE MUTUAL LIFE INSURANCE
COMPANY OF NEW YORK

By: /s/ THE MUTUAL LIFE INSURANCE
        COMPANY OF NEW YORK
    -----------------------------
     [Title]